Exhibit 99.1

Extra Space Announces Results of Early Participation in Exchange Offers and

Consent Solicitations and Extension of the Early Participation Premium

SALT LAKE CITY, June 20, 2023 /PRNewswire/ — Extra Space Storage Inc. (“EXR”) (NYSE: EXR) announced today that as of 5:00 p.m., New York City time, on June 16, 2023 (the “Early Consent Date”), the aggregate principal amounts of each series of notes listed in the table below (collectively, the “Life Storage Notes”) previously issued by Life Storage LP (“Life Storage OP”) and guaranteed by Life Storage, Inc. (“LSI” and together with Life Storage OP, “Life Storage”), had been validly tendered and not validly withdrawn in connection with EXR’s previously announced offers to exchange all validly tendered and accepted Life Storage Notes of each such series for notes to be issued by Extra Space Storage LP (“Extra Space OP” and together with EXR, “Extra Space” or the “Company”) and guaranteed by EXR and certain of its subsidiaries (collectively, the “EXR Notes”), and the related solicitation of consents from holders of the Life Storage Notes to amend the indenture governing the Life Storage Notes to eliminate (1) substantially all of the restrictive covenants in the Life Storage indenture and (2) any of Life Storage’s reporting obligations under the Life Storage Notes other than those required by applicable law (together, the “Proposed Amendments”). Extra Space is hereby amending the terms of the Exchange Offers (as defined below) so that, for each $1,000 principal amount of Life Storage Notes validly tendered for exchange (and not validly withdrawn) after the Early Consent Date but prior to the Expiration Date (which is 5:00 p.m., New York City time, on July 21, 2023 unless extended), eligible holders of Life Storage Notes will now also be eligible to receive $1,000 principal amount of EXR Notes plus $1.00 in cash, which includes the early participation premium (the “Total Consideration”). To be eligible to receive the Total Consideration, holders of Life Storage Notes must validly tender (and not validly withdraw) their Life Storage Notes at or prior to the Expiration Date. A Registration Statement on Form S-4 (File No. 333-272407) (the “Registration Statement”) relating to the issuance of the EXR Notes was filed with the Securities and Exchange Commission (“SEC”) on June 5, 2023, and was declared effective by the SEC on June 16, 2023.

Series of Notes Issued by Life Storage OP to be Exchanged	CUSIP No.	Outstanding Principal Amount Tendered as of the Early Consent Date	Percent of Aggregate Principal Amount Tendered as of the Early Consent Date
3.500% Senior Notes due 2026	84610W AB1	$582,337,000	97.06%
3.875% Senior Notes due 2027	53227J AA2	$437,548,000	97.23%
4.000% Senior Notes due 2029	53227J AB0	$327,564,000	93.59%
2.200% Senior Notes due 2030	53227J AC8	$396,924,000	99.23%
2.400% Senior Notes due 2031	53227J AD6	$599,736,000	99.96%

As of the Early Consent Date, Extra Space has received valid consents to the Proposed Amendments from the holders of at least a majority of the outstanding aggregate principal amount of each series of the Life Storage Notes, each voting as a separate series. Accordingly, subject to the below, the Proposed Amendments will become effective on the settlement date, which is expected to be on or about the second business day following the Expiration Date. The consummation of the exchange offers and consent solicitations (together, the “Exchange Offers”) is subject to, and conditional upon, the satisfaction or waiver (other than the waiver of the condition requiring consummation of the Mergers (as defined in the Preliminary Prospectus referred to below)) of the conditions set forth in Extra Space’s preliminary prospectus, dated June 5, 2023 (the “Preliminary Prospectus”), which forms a part of the Registration Statement, including, among other things, the consummation of the Mergers, which are currently expected to close in the second half of 2023 subject to customary closing conditions. Tendered Life Storage Notes may be validly withdrawn at any time prior to the Expiration Date. Consents to the Proposed Amendments delivered prior to the Early Consent Date may no longer be withdrawn as the Early Consent Date has passed. Consents to the Proposed Amendments delivered after the Early Consent Date and before the Expiration Date may be withdrawn at any time prior to the Expiration Date. Extra Space may terminate or withdraw the Exchange Offers at any time for any reason. The Exchange Offers will expire at 5:00 p.m., New York City time on July 21, 2023, unless extended.

The closing of the Mergers is not conditioned upon the completion of the Exchange Offers.

The dealer managers for the Exchange Offers are:

TD Securities (USA) LLC 1 Vanderbilt Avenue, 11th Floor New York, New York 10017 Attention: Liability Management Group Toll-Free: (866) 584-2096 Collect: (212) 827-2842 Email: LM@tdsecurities.com

U.S. Bancorp Investments, Inc.

1095 Avenue of the Americas, 13th Floor

New York, New York 10036

Attention: Liability Management Group

Toll-Free: (800) 479-3441

Collect: (917) 558-2756

Email: liabilitymanagement@usbank.com

Wells Fargo Securities, LLC

550 South Tryon Street, 5th Floor

Charlotte, North Carolina 28202

Attention: Liability Management Group

Collect: (704) 410-4759

Toll Free: (866) 309-6316

Email: liabilitymanagement@wellsfargo.com

The exchange agent and information agent for the Exchange Offers is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Attn: Michael Horthman

Bank and Brokers Call Collect: (212) 269-5550

All Others, Please Call Toll-Free: (800) 859-8508

Email: extraspace@dfking.com

Requests for copies of the Preliminary Prospectus can be made directly to the exchange agent and information agent listed above or by visiting the investor relations page of the Extra Space website at: https://ir.extraspace.com.

This press release shall not constitute an offer to sell, or a solicitation of an offer to buy, any of the securities described herein and is also not a solicitation of the related consents. The Exchange Offers are being made only pursuant to the terms and conditions of the Preliminary Prospectus and the other related materials. A Registration Statement relating to the EXR Notes has been filed with the SEC and was declared effective on June 16, 2023.

About Extra Space Storage

Extra Space Storage Inc., headquartered in Salt Lake City, is a fully integrated, self-administered and self-managed real estate investment trust, and a member of the S&P 500. As of March 31, 2023, the Company owned and/or operated 2,388 self-storage properties, which comprise approximately 1.7 million units and approximately 180.0 million square feet of rentable storage space offering customers conveniently located and secure storage units across the country, including boat storage, RV storage and business storage. The Company is the second largest owner and/or operator of self-storage properties in the United States and is the largest self-storage management company in the United States.

Forward-Looking Statements

The statements in this communication that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Extra Space and Life Storage operate as well as beliefs and assumptions of management of Extra Space and management of Life Storage. Such statements involve uncertainties that could significantly impact financial results of Extra Space or Life Storage. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “could,” and “will”, including variations of such words and similar expressions, are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that Extra Space or Life Storage expect or anticipate will occur in the future — including statements relating to the Mergers and the Exchange Offers, acquisition and development activity, disposition activity, general conditions in the geographic areas where Extra Space or Life Storage operate, and Extra Space’s and Life Storage’s respective debt, capital structure and financial position — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Extra Space and Life Storage believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, neither Extra Space nor Life Storage can give assurance that these expectations will be attained and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) Extra Space’s and Life Storage’s ability to complete the proposed Mergers and Exchange Offers on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approvals and satisfaction of other closing conditions to consummate the proposed Mergers and Exchange Offers; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed Mergers; (iii) risks related to diverting the attention of Extra Space’s and Life Storage’s management from ongoing business operations; (iv) failure to realize the expected benefits of the proposed Mergers; (v) significant transaction costs and/or unknown or inestimable liabilities; (vi) Extra Space’s ability to complete the proposed financing transactions on the proposed terms or on the anticipated timeline, or at all; (vii) the risk of stockholder litigation in connection with the proposed Mergers, including resulting expense or delay; (viii) the risk that Life Storage’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (ix) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed Mergers; (x) the effect of the announcement of the proposed Mergers on the ability of Extra Space and Life Storage to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; (xi) risks related to the market value of the EXR common stock to be issued in the proposed Mergers; (xii) other risks related to the completion of the proposed Mergers and Exchange Offers and actions related thereto; (xiii) national, international, regional and local economic and political climates and conditions; (xiv) changes in global financial markets and interest rates; (xv) increased or unanticipated competition for each of Extra Space’s or Life Storage’s properties; (xvi) risks associated with acquisitions, dispositions and development of properties, including increased development costs due to additional regulatory requirements related to climate change; (xvii) maintenance of real estate investment trust status, tax structuring and changes in income tax laws and rates; (xviii) availability of financing and capital, the levels of debt that each of Extra Space and Life Storage maintain and their respective credit ratings; (xix) environmental uncertainties, including risks of natural disasters; (xx) risks related to the coronavirus pandemic; (xxi) those additional risks and factors discussed in the reports filed with the SEC by Extra Space and Life Storage from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and Form 10-Q; and (xxii) other risks and uncertainties set forth in the Prospectus in the section entitled “Risk Factors.” Neither Extra Space nor Life Storage undertakes any duty to update any forward-looking statements appearing in this communication except as may be required by law.

SOURCE Extra Space Storage Inc.

Jeff Norman, Extra Space Storage, 801-365-1759, info@extraspace.com